2023

Annual Shareholder Meeting

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Glossary of Terms

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- Q4-22 or Q4 2022 – Fourth Quarter of 2022
- Q1-23 or Q1 2023 – First Quarter of 2023
- 2022Y – Fiscal Year 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

2023Q1 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$70.1 million (as of 3/31/2023)
Price / TBV[1]	96.4% (as of 3/31/2023)
Assets	$816.3 Million
Loans, net	$606.1 Million
Deposits	$717.2 Million
Shareholders' Equity	$72.7 Million
NPAs [2]/ Assets	0.17%
Leverage Ratio (Company)	9.93%
Leverage Ratio (Bank)	10.13%
Shares Outstanding	3,185,765
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets

Data as of 3/31/2023

PROFILE | MANAGEMENT TEAM

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 53 | 25 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 56 | 40 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 41 | 21 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 66 | 43 years banking experience and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 41 | 19 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 42 | 19 years banking and lending experience

COMPANY PERSONNEL

- ✓ **Employees, Management and Director Ownership: 24.4%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 29.3%**
- ✓ **Average Age**
  - Entire Team[1] 39.9
  - Executive Officers 49.8
  - All Officers 47.0

[1] 109.1 FTEs

Data as of 3/31/2023

BUILDING FRANCHISE VALUE

Total Assets (in millions)



CAGR – 19.3%
$402
$501
$647
$841
$815
$816
2018
2019
2020
2021
2022
Q1-23

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Franchise Value

Net Loans (in millions)


Net Loans
Net Loans (Adjusted)(1)
CAGR – 19.4%
$290
$338
$410
$475
$589
$606
2018
2019
2020 Adjusted(1)
2021 Adjusted(1)
2022 Adjusted (1)
Q1-23 Adjusted (1)

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

(1) See Non-GAAP Reconciliation on Pages 36 and 38. Excludes HFS & PPP Loans

BUILDING FRANCHISE VALUE

Total Deposits (in millions)



CAGR – 19.7%
$349
$438
$581
$763
$732
$717
2018
2019
2020
2021
2022
Q1-23

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Average Cost of Total Deposits (percent)



0.70
0.89
0.57
0.30
0.33
0.85
2018
2019
2020
2021
2022
Q1-23

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

NET INTEREST DRIVERS

(dollars in millions and represents average period-ending balance)

Average Cost of Interest-Bearing Liabilities



0.30%
0.31%
0.48%
0.90%
1.24%
$570.1
$583.9
$569.8
$537.8
$532.2
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Interest-Bearing Liabilities

Source: S&P Global and internal company documents

NET INTEREST DRIVERS

(dollars in millions and represents average period-ending balance)

Average Loan Yield



4.33%
4.44%
4.76%
5.14%
5.29%
$479.6
$511.3
$555.5
$588.5
$601.8
Q1-22 Adjusted(1)
Q2-22 Adjusted(1)
Q3-22 Adjusted(1)
Q4-22 Adjusted(1)
Q1-23 Adjusted(1)
Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 36 Excludes HFS & PPP Loans

Source: S&P Global and internal company documents

BUILDING SHAREHOLDER VALUE

Total Common Equity (in millions)



CAGR – 7.6%
$51
$56
$60
$67
$67
$73
2018
2019
2020
2021
2022
Q1-23

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value


Net Income (in thousands)
$4,042
$3,542
$4,458
$8,347
$9,681
$2,241
2,501
2018
2019
2020
2021
2022
Q1-22
Q1-23

BUILDING SHAREHOLDER VALUE

Book Value Per Share



CAGR – 7.0%
$16.19
$17.51
$19.32
$21.42
$21.19
$22.81
2018
2019
2020
2021
2022
Q1-23

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

BUILDING SHAREHOLDER VALUE

Earnings Per Share (Basic)



$1.29
$1.12
$1.42
$2.67
$3.07
$0.71
$0.79
2018
2019
2020
2021
2022
Q1-22
Q1-23

Balance Sheet – Bond Portfolio Statistics



Investment Securities Segmentation
20.67%
32.82%
2.31%
44.20%
Agency/Treasury
MBS
Asset Backed
Municipals

Portfolio: March 31, 2023
Total Investments: $141.6 million
Net Unrealized Gain (Loss) AFS: ($8.5 million)

QUARTER	EFFECTIVE DURATION	AVG YIELD	AVG LIFE
1Q23	3.81	2.64%	5.28
4Q22	3.93	2.64%	5.43
3Q22	4.07	2.43%	5.63
2Q22	4.16	2.22%	5.53
1Q22	4.39	1.83%	6.11
4Q21	3.94	1.64%	5.05

INTEREST RATE SENSITIVITY

- Fixed Rate Loans $182.1 million
- Variable Rate Loans $428.7 million
  - $148.4 million ST Variable Rate (0-12 Month reset)
  - $280.3 million LT Variable Rate (>12 Month reset)



Fixed vs Variable Rate Loans
in millions
$148.4
24%
$182.1
30%
$280.3
46%
Fixed Rate
LT Variable
ST Variable

%Change in Projected Baseline Net Interest Income Immediate and Parallel Shock-Static Balance Sheet

Change in Interest Rates	0-12 Months	13-24 Months
+2.00%	(2.15)%	4.97%
+1.00%	(1.07)%	2.79%
Current	-%	-%
-1.00%	0.55%	(4.43)%

Data as of 3/31/2023

LOAN PORTFOLIO

Total Loans (in millions)

Totals as of 3/31 of respective year



$367
$489
486
$611
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other
29%
28%
31%
34%
38%
33%
39%
37%
11%
9%
13%
13%
16%
20%
13%
14%
15%
2%
1%
2%
1%
March 31, 2020
March 31, 2021
March 31, 2022
March 31, 2023

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	207,456
Residential Real Estate and HELOC		227,595
Construction		78,159
Total Real Estate Mortgage		513,210
Commercial		90,487
PPP		181
Consumer and Other		6,914
Total Loans		610,792
Deferred Loan Costs, Net		138
Less: ALLL		(4,802)
Loans, Net	$	606,128

Source: internal company documents as of 3/31/2023

RESIDENTIAL LOAN PORTFOLIO

Total Residential Loans (in millions) — $140 | $161 | $189 | $228

Totals as of 3/31 of respective year

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	140,521
1-4 Non-Owner-Occupied		59,171
Multifamily		27,903
Total	**$**	**227,595**

Source: internal company documents as of 3/31/2023



$140
$161
$189
$228
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
57%
55%
54%
62%
28%
29%
30%
26%
15%
16%
16%
12%
March 31, 2020
March 31, 2021
March 31, 2022
March 31, 2023

Residential Loan Portfolio Composite Comparison

- 1-4 Owner-Occupied & HELOC
- 1-4 Non-Owner-Occupied
- Multifamily

CORE FUNDING

Total Deposits (in millions) | $474 | $651 | $788 | $717

Totals as of 3/31 of respective year

✓ Company's deposit franchise is comprised of **28%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 199,492
Money Market Accounts	267,479
NOW	165,184
Savings	33,539
Time Deposits	51,542
Total	**$ 717,236**

Source: internal company documents as of 3/31/2023



22%
42%
18%
3%
15%
30%
41%
18%
3%
8%
26%
43%
20%
5%
6%
28%
37%
23%
5%
7%
March 31, 2020
March 31, 2021
March 31, 2022
March 31, 2023
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

Core Funding Composite Comparison

CORE FUNDING

Deposit Highlights 1Q 2023

- Diversified core deposit base and balanced distribution between commercial and retail clients.
- Average balance per account of $49,600
- Non-core funding represents $43.4 million, or 8.1% of total interest-bearing liabilities.
- Q1-23 average cost of funds of 0.90%.

Deposits by Client Mix



8%
46%
46%
Commercial
Consumer
Public

Deposits by Product Type

Deposit Type	Balance (in 000s)	Count	Avg Per Account (in 000s)
Non-Interest Bearing	$199,492	7,263	27.5
NOW	$165,184	3,197	51.7
Money Market	$267,479	1,467	182.3
Savings	$33,539	2,047	16.4
Time Deposits	$51,542	485	106.3
Total	$717,236	14,459	49.6

Non-Maturity Deposits

- Average new non-maturity deposit volume of $16.4 million, and 298 new accounts for 1st quarter 2023.
- Focus on noninterest-bearing and NOW accounts.
- 8.6% year-over-year growth in non-maturity deposit accounts.



Net New Non-Maturity Deposit Accounts
450
400
350
300
250
200
150
100
50
0
Q1-22: 141, 86, 24, 56
Q2-22: 77, 95, 12, 32
Q3-22: 217, 76, 27, 74
Q4-22: 83, 74, 3, 20
Q1-23: 159, 53, 34, 52
Noninterest-bearing
NOW
Money market
Savings

Above data represents new accounts net of closed accounts. Volume is represented as QTD average balance of new accounts net of closed accounts.
Source: internal company documents

NON-MATURITY DEPOSITS


Net New Non-Maturity Deposit Volume
in thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Noninterest-bearing
NOW
Money market
Savings

Volume is represented as QTD average balance of new accounts net of closed accounts.
Source: internal company documents

Liquidity and Flexibility

Cash and Cash Equivalents		Unpledged Debt Securities (Fair Value)	Available Credit Lines		Maximum Available Brokered + Wholesale
$22.7 million	+	$126.5 million	$164.7 million	+	$204.1 million

On-Balance Sheet Liquidity: $149.2 million

\+

Off-Balance Sheet Liquidity: $368.8 million

TOTAL LIQUIDITY

$518 million

72.2% of Total Deposits

As of March 31, 2023, the Bank's estimated uninsured deposits were $240.4 million, or 34% of total deposits, excluding collateralized deposits. Total liquidity is $518 million, or 72.2% of total deposits, and is 216% of estimated uninsured deposits as of March 31, 2023.

Asset Quality


NPAs(1) / Total Assets (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.04
0.09
0.52
0.19
0.00
0.09
0.00
0.17
2017
2018
2019
2020
2021
2022
Q1-22
Q1-23

[1] NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

DEPOSIT MARKET SHARE

Institution (ST)	State	Type	2022 Rank	2021 Rank	2022 Total Market Share (%)	2021 Total Market Share (%)	YoY Deposit Growth 2022 (%)	5-Year Deposit CAGR 2022 (%)
Leon, FL								
Wells Fargo Bank NA	SD	Bank	1	2	22.10	19.21	5.47	11.56
Capital City Bank	FL	Bank	2	3	15.55	13.14	8.53	10.30
Bank of America NA	NC	Bank	3	4	14.76	10.94	23.70	14.14
Truist Bank	NC	Bank	4	1	13.58	25.13	(50.44)	2.20
Prime Meridian Bank	FL	**Bank**	**5**	**6**	**7.06**	**5.60**	**15.53**	**18.97**
Hancock Whitney Bank	MS	Bank	6	7	4.90	4.96	(9.51)	9.78
Regions Bank	AL	Bank	7	5	4.57	7.39	(43.26)	9.65
The First Bank	MS	Bank	8	8	4.26	3.85	1.63	2.74
Centennial Bank	AR	Bank	9	10	4.16	3.63	5.27	3.56
Synovus Bank	GA	Bank	10	9	3.97	3.67	(0.61)	8.23
Thomasville National Bank	GA	Bank	11	12	1.85	0.95	79.40	-
Ameris Bank	GA	Bank	12	11	1.24	0.20	480.90	-
JPMorgan Chase Bank NA	OH	Bank	13	14	0.78	0.38	88.99	-
American Commerce Bank NA	GA	Bank	14	13	0.52	0.60	(19.88)	(2.00)
PeoplesSouth Bank	GA	Bank	15	15	0.51	0.34	34.74	4.92
MidSouth Bank	AL	Bank	16	16	0.19	0.03	508.31	-
Market Total								
Polk, FL								
Prime Meridian Bank	**FL**	**Bank**	**16**	**16**	**0.25**	**0.34**	(10.58)	-
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	62.30	59.76	24.12	33.64
Prime Meridian Bank	**FL**	**Bank**	**2**	**2**	**17.33**	**17.33**	19.07	24.71
Ameris Bank	GA	Bank	3	3	10.38	12.36	(0.01)	2.65
Capital City Bank	FL	Bank	4	4	9.99	10.54	12.84	14.46

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2021 and 2020 and other data in this table are pro forma for all acquisitions announced after June 30, 2021 and up to including the date of this table (January 25, 2022).

Questions?

- Investors.PrimeMeridianBank.com
- OTCMarkets.com (PMHG)

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	1Q'23	4Q'22	3Q'22	2Q'22	1Q'22
Per Share Data:					
Earnings per common share - Basic	$ 0.79	$ 0.83	$ 0.90	$ 0.62	$ 0.71
Earnings per common share - Diluted	$ 0.78	$ 0.83	$ 0.89	$ 0.62	$ 0.71
Book value per common share	$ 22.81	$ 21.19	$ 20.20	$ 20.48	$ 20.87
Common shares outstanding	3,185,765	3,164,491	3,162,975	3,155,308	3,150,261
Weighted-average basic common shares outstanding	3,175,807	3,164,211	3,159,526	3,151,760	3,138,695
Weighted-average diluted common shares outstanding	3,210,012	3,198,744	3,197,282	3,189,319	3,174,697
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.23%	1.27%	1.32%	0.90%	1.05%
Return on average equity(1)	14.20	16.36	17.19	12.13	12.70
Average yield on earning assets	4.78	4.59	4.04	3.43	3.09
Net interest margin(2)	3.92	3.98	3.71	3.21	2.88
Efficiency ratio(3)	55.72	54.56	50.53	54.32	59.28
Noninterest expense/average assets(1)	2.20	2.18	1.90	1.79	1.77
Asset Quality Data:					
Nonaccrual loans	$ 1,348	$ 343	$ 1,006	$ 349	$ -
Loans 90 days past due and still accruing	-	404	-	-	-
Total nonperforming assets	1,348	747	1,006	349	-
Nonperforming assets/total assets	0.17%	0.09%	0.12%	0.04%	-
Loans 30-89 days past due	$ 2,414	$ 2,900	$ 1,024	$ 1,597	$ 1,546
Total loans	610,792	595,631	572,639	544,084	485,573
Loans 30-89 days past due/total loans	0.40%	0.49%	0.18%	0.29%	0.32%
Net (recoveries) charge-offs/average loans (1)	-	-	-	-	(0.23%)
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	9.93%	9.09%	8.59%	8.16%	8.10%
Tier 1 Leverage Capital Ratio (Bank)	10.13	9.70	9.07	8.61	8.56
Common Equity Tier 1 Capital Ratio (Bank)	13.07	12.90	12.62	12.61	13.60
Tier 1 Risk-Based Capital Ratio (Bank)	13.07	12.90	12.62	12.61	13.60
Total Risk-Based Capital Ratio (Bank)	13.83	14.04	13.73	13.72	14.70
Tangible Common Equity Ratio(4) (Bank)	9.10	8.73	8.15	7.96	8.04

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended March 31, 2023 Unaudited	Three Months Ended March 31, 2022 Audited
Interest income:		
Loans	$ 8,044	$ 5,784
Debt securities	933	385
Other	222	124
Total interest income	9,199	6,293
Interest expense:		
Deposits	1,533	403
Other borrowings	111	31
Total interest expense	1,644	434
Net interest income	7,555	5,859
Provision for credit losses	243	(371)
Net interest income after provision for credit losses	7,312	6,230
Noninterest income:		
Service charges and fees on deposit accounts	85	68
Debit card/ATM revenue, net	151	129
Mortgage banking revenue, net	54	165
Income from bank-owned life insurance	94	95
Other income	57	61
Total noninterest income	441	518
Noninterest expense:		
Salaries and employee benefits	2,752	2,160
Occupancy and equipment	409	408
Professional fees	135	146
Marketing	223	167
FDIC assessment	84	124
Software maintenance, amortization and other	277	242
Other	575	533
Total noninterest expense	4,455	3,780
Earnings before income taxes	3,298	2,968
Income taxes	797	727
Net earnings	$ 2,501	$ 2,241
Earnings per common share:		
Basic	$ 0.79	$ 0.71
Diluted	0.78	0.71
Cash dividends per common share(1)	0.22	0.18

(1) Annual cash dividends were paid during the first quarters of 2023 and 2022.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	1Q'23	4Q'22	3Q'22	2Q'22	1Q'22
Interest income:					
Loans	$ 8,044	$ 7,653	$ 6,755	$ 6,029	$ 5,784
Debt securities	933	938	878	737	385
Other	222	477	649	331	124
Total interest income	9,199	9,068	8,282	7,097	6,293
Interest expense:					
Deposits	1,533	1,137	624	415	403
Other borrowings	111	73	56	40	31
Total interest expense	1,644	1,210	680	455	434
Net interest income	7,555	7,858	7,602	6,642	5,859
Provision for credit losses	243	289	241	731	(371)
Net interest income after provision for credit losses	7,312	7,569	7,361	5,911	6,230
Noninterest income:					
Service charges and fees on deposit accounts	85	83	78	73	68
Debit card/ATM revenue, net	151	136	132	143	129
Mortgage banking revenue, net	54	53	116	139	165
Income from bank-owned life insurance	94	94	96	94	95
Other income	57	63	61	55	61
Total noninterest income	441	429	483	504	518
Noninterest expense:					
Salaries and employee benefits	2,752	2,862	2,367	2,238	2,160
Occupancy and equipment	409	404	413	396	408
Professional fees	135	114	124	130	146
Marketing	223	218	195	213	167
FDIC assessment	84	57	95	84	124
Software maintenance, amortization and other	277	325	310	285	242
Other	575	541	581	536	533
Total noninterest expense	4,455	4,521	4,085	3,882	3,780
Earnings before income taxes	3,298	3,477	3,759	2,533	2,968
Income taxes	797	835	928	566	727
Net earnings	$ 2,501	$ 2,642	$ 2,831	$ 1,967	$ 2,241
Basic earnings per common share	$ 0.79	$ 0.83	$ 0.90	$ 0.62	$ 0.71
Diluted earnings per common share	0.78	0.83	0.89	0.62	0.71

Condensed Consolidated Balance Sheets

(in thousands)

	1Q'23 (Unaudited)	4Q'22 (Audited)	3Q'22 (Unaudited)	2Q'22 (Unaudited)	1Q'22 (Unaudited)
Assets					
Cash & cash equivalents	$ 22,714	$ 39,788	$ 76,017	$ 134,122	$ 233,789
Debt securities available for sale	129,748	129,436	131,668	133,382	101,868
Debt securities held to maturity	11,816	11,805	11,794	8,777	6,185
Loans, held for sale	8,105	7,058	8,911	10,725	11,241
Loans, net	606,128	588,715	565,877	537,566	479,526
Federal Home Loan Bank stock	1,045	463	463	463	463
Premises & equipment, net	7,893	8,022	8,169	8,228	7,905
Right of use lease asset	2,989	3,044	3,098	3,151	3,205
Accrued interest receivable	2,623	2,385	2,132	1,933	1,649
Bank-owned life insurance	16,626	16,532	16,438	16,342	16,248
Other assets	6,570	7,924	7,748	6,148	4,087
Total Assets	$ 816,257	$ 815,172	$ 832,315	$ 860,837	$ 866,166
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 199,492	$ 197,987	$ 216,533	$ 210,685	$ 206,018
Savings, NOW and money-market deposits	466,202	493,439	500,263	535,359	534,049
Time deposits	51,542	40,109	38,618	38,545	47,876
Total Deposits	717,236	731,535	755,414	784,589	787,943
Other borrowings	1,725	4,275	4,125	4,125	3,975
FHLB Advances	15,000	-	-	-	-
Official checks	1,671	4,090	1,277	776	1,625
Operating lease liability	3,159	3,208	3,256	3,303	3,350
Other liabilities	4,790	5,011	4,339	3,415	3,512
Total Liabilities	743,581	748,119	768,411	796,208	800,405
Total Stockholders' Equity	72,676	67,053	63,904	64,629	65,761
Total Liabilities and Stockholders' Equity	$ 816,257	$ 815,172	$ 832,315	$ 860,837	$ 866,166

Results of Operations (unaudited)

(dollars in thousands)

	1Q'23			4Q'22			1Q'22		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 602,022	$ 7,958	5.29%	$ 588,727	$ 7,561	5.14%	$ 489,263	$ 5,684	4.65%
Loans held for sale	7,345	86	4.68	7,845	92	4.69	10,550	100	3.79
Debt securities	141,268	933	2.64	142,205	938	2.64	84,088	385	1.83
Other(2)	19,335	222	4.59	51,585	477	3.70	230,348	124	0.22
Total interest-earning assets	769,970	$ 9,199	4.78%	790,362	$ 9,068	4.59%	814,249	$ 6,293	3.09%
Noninterest-earning assets	40,538			38,550			38,599		
Total assets	$ 810,508			$ 828,912			$ 852,848		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 482,788	$ 1,387	1.15%	$ 494,146	$ 1,052	0.85%	$ 517,506	$ 335	0.26%
Time deposits	42,099	146	1.39	39,519	85	0.86	48,920	68	0.56
Total interest-bearing deposits	524,887	1,533	1.17	533,665	1,137	0.85	566,426	403	0.28
Other borrowings and FHLB advances	7,301	111	6.08	4,180	73	6.99	3,717	31	3.34
Total interest-bearing liabilities	532,188	$ 1,644	1.24%	537,845	$ 1,210	0.90%	570,143	$ 434	0.30%
Noninterest-bearing deposits	198,790			217,401			208,793		
Noninterest-bearing liabilities	9,074			9,088			3,328		
Stockholders' equity	70,456			64,578			70,584		
Total liabilities and stockholders' equity	$ 810,508			$ 828,912			$ 852,848		
Net earning assets	$ 237,782			$ 252,517			$ 244,106		
Net interest income		$ 7,555			$ 7,858			$ 5,859	
Interest rate spread(3)			3.54%			3.69%			2.79%
Net interest margin(4)			3.92%			3.98%			2.88%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)


$2,597
$3,264
$4,000
$3,766
$3,541
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)


$0.82
$1.02
$1.25
$1.15
$1.10
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

PTPP Return on Average Assets (Non-GAAP) %


1.22
1.50
1.86
1.82
1.75
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

PTPP Return On Average Equity (Non-GAAP) %


14.72
20.12
24.28
23.33
20.10
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 38.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	1Q'23	4Q'22	3Q'22	2Q'22	1Q'22
Net Income					
Net earnings (GAAP)	$ 2,501	$ 2,642	$ 2,831	$ 1,967	$ 2,241
Plus: Provision (credit) for credit losses	243	289	241	731	(371)
Plus: income taxes	797	835	928	566	727
PTPP(1) net earnings (non-GAAP)	$ 3,541	$ 3,766	$ 4,000	$ 3,264	$ 2,597
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,210,012	3,198,744	3,197,282	3,189,319	3,174,697
EPS, diluted (GAAP)	$ 0.78	$ 0.83	$ 0.89	$ 0.62	$ 0.71
PTPP(1) EPS, diluted (non-GAAP)	$ 1.10	$ 1.18	$ 1.25	$ 1.02	$ 0.82
Return on Average Assets (ROAA)(2)					
Average assets	$ 810,508	$ 828,912	$ 857,917	$ 869,613	$ 852,848
ROAA (GAAP)	1.23%	1.27%	1.32%	0.90%	1.05%
PTPP(1) ROAA (non-GAAP)	1.75%	1.82%	1.86%	1.50%	1.22%
Return on Average Equity(2)					
Average equity	$ 70,456	$ 64,578	$ 65,891	$ 64,893	$ 70,584
ROAE (GAAP)	14.20%	16.36%	17.19%	12.13%	12.70%
PTPP(1) ROAE (non-GAAP)	20.10%	23.33%	24.28%	20.12%	14.72%

(1) Pre-tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	1Q'23	4Q'22	3Q'22	2Q'22	1Q'22
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 606,128	$ 588,715	$ 565,877	$ 537,566	$ 479,526
Less PPP loans	(181)	(191)	(199)	(1,023)	(4,937)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 605,947	$ 588,524	$ 565,678	$ 536,543	$ 474,589
Average loans, excluding loans held for sale	$ 602,022	$ 588,727	$ 555,764	$ 514,166	$ 489,263
Less average PPP loans	(185)	(195)	(312)	(2,876)	(9,652)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 601,837	$ 588,532	$ 555,452	$ 511,290	$ 479,611
Interest on loans, excluding loans held for sale	$ 7,958	$ 7,561	$ 6,646	$ 5,912	$ 5,684
Less interest income and earned fee income on PPP loans	3	(1)	(41)	(237)	(496)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 7,961	$ 7,560	$ 6,605	$ 5,675	$ 5,188
Growth rate over linked quarter	5.3%	14.5%	16.4%	9.4%	1.7%
Average loan yield, excluding loans held for sale (GAAP)	5.29%	5.14%	4.78%	4.60%	4.65%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.29%	5.14%	4.76%	4.44%	4.33%
Tangible Common Equity Ratio					
Stockholders' Equity (GAAP)	74,287	71,125	67,860	68,550	69,653
Less: Intangibles	-	-	-	-	-
Tangible Stockholders' Equity (non-GAAP)	74,287	71,125	67,860	68,550	69,653
Total Assets (GAAP)	816,173	815,142	832,170	860,735	866,103
Less: Intangibles	-	-	-	-	-
Tangible Assets (non-GAAP)	816,173	815,142	832,170	860,735	866,103
Tangible Common Equity Ratio (non-GAAP)	9.10%	8.73%	8.15%	7.96%	8.04%

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2022	2021	2020	2019	2018
Net Income					
Net earnings (GAAP)	$ 9,681	$ 8,347	$ 4,458	$ 3,542	$ 4,042
Plus: Provision (credit) for loan losses	890	(104)	2,850	1,131	591
Plus: income taxes	3,056	2,517	1,295	1,092	1,220
PTPP(1) net earnings (non-GAAP)	$ 13,627	$ 10,760	$ 8,603	$ 5,765	$ 5,853
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,193,774	3,142,482	3,134,124	3,159,635	3,131,546
EPS, diluted (GAAP)	$ 3.03	$ 2.66	$ 1.42	$ 1.12	$ 1.29
PTPP(1) EPS, diluted (non-GAAP)	$ 4.27	$ 3.42	$ 2.74	$ 1.82	$ 1.87
Return on Average Assets (ROAA)					
Average assets	$ 852,272	$ 751,576	$ 595,363	$ 456,797	$ 379,288
ROAA (GAAP)	1.14%	1.11%	0.75%	0.78%	1.07%
PTPP(1) ROAA (non-GAAP)	1.60%	1.43%	1.45%	1.26%	1.54%
Return on Average Equity					
Average equity	$ 65,549	$ 65,179	$ 57,386	$ 53,172	$ 47,932
ROAE (GAAP)	14.77%	12.81%	7.77%	6.66%	8.43%
PTPP(1) ROAE (non-GAAP)	20.79%	16.51%	14.99%	10.84%	12.21%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2022	2021	2020	2019	2018
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 588,715	$ 490,198	$ 476,661	$ 337,710	$ 290,113
Less PPP loans	(191)	(15,172)	(66,774)	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 588,524	$ 475,026	$ 409,887	$ 337,710	$ 290,113
Average loans, excluding loans held for sale	$ 537,304	$ 480,606	$ 429,802	$ 309,350	$ 283,967
Less average PPP loans	(3,061)	(50,315)	(55,529)	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 534,243	$ 430,291	$ 374,273	$ 309,350	$ 283,967
Interest on loans, excluding loans held for sale	$ 25,803	$ 22,598	$ 19,553	$ 15,884	$ 14,215
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 25,027	$ 19,240	$ 17,828	$ 15,884	$ 14,215
Average loan yield, excluding loans held for sale (GAAP)	4.80%	4.70%	4.55%	5.13%	5.01%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.68%	4.47%	4.76%	5.13%	5.01%

Source: Internal company documents and documents filed with SEC.